Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND

RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This Second Amendment to Amended and Restated Senior Revolving Credit Agreement (this “Amendment”) is made as of January 19, 2012 (the “Amendment Effective Date”), by and among Terreno Realty LLC, a limited liability company organized under the laws of the State of Delaware (the “Borrower”), KeyBank National Association, a national banking association, both individually as a “Lender” and as “Administrative Agent”, Terreno Realty Corporation, a corporation organized under the laws of the State of Maryland, certain subsidiaries of Borrower which are signatories hereto and the financial institutions which are signatories hereto (together with KeyBank National Association in its individual capacity, collectively the “Lenders”). Any capitalized terms used in this Amendment and not otherwise defined, are defined in the Credit Agreement described below.

RECITALS

WHEREAS, the Administrative Agent, KeyBanc Capital Markets, as lead arranger, the Lenders and the Borrower entered into that certain Amended and Restated Senior Revolving Credit Agreement dated as of December 30, 2010, as amended by that certain First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of June 30, 2011 (as amended, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders agree to make certain modifications to the Credit Agreement;

WHEREAS, the Administrative Agent and the Lenders are willing to make such modifications provided that certain other modifications to the Credit Agreement are also made;

NOW THEREFORE in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment Effective Date. This Amendment shall become effective upon the Amendment Effective Date, which is the date on which this Amendment has been executed by all of the parties hereto and delivered to the Administrative Agent.

2. Additional Commitment Fee. Borrower agrees to pay to the Administrative Agent for the benefit of the Lenders on the Amendment Effective Date a commitment fee of thirty-five hundredths of one percent (0.35%) of the Aggregate Commitment.

3. Replacement of Defined Terms. Article 1 of the Credit Agreement shall be amended as of the Amendment Effective Date by deleting the existing definitions of “Borrowing Base Value”, “Capitalization Rate”, “Facility Termination Date”, and “Unused Fee Percentage” in their entirety and replacing them with the following:

“Borrowing Base Value” means, as of any date, the sum of (x) the Borrowing Base NOI attributable to all Borrowing Base Properties owned by a Subsidiary Guarantor as of such date of determination which have been owned by such Subsidiary Guarantor for the most recent four (4) full fiscal quarters for which financial results of Borrower have been reported, divided by the Capitalization Rate plus (y) the aggregate cost value basis of all Borrowing Base Properties owned by a Subsidiary Guarantor as of such date of determination which were not so owned for such period of four (4) consecutive full fiscal quarters, provided that notwithstanding the foregoing, the Warm Springs Borrowing Base Property shall be valued at fifty percent (50%) of its cost value basis until the Occupancy Percentage of such Borrowing Base Property reaches the level required under clause (b) of the definition of “Qualifying Borrowing Base Property.”

“Capitalization Rate” means eight percent (8.0%).

“Facility Termination Date” means January 19, as such date may be extended pursuant to Section 2.23 hereof.

“Unused Fee Percentage” means, with respect to any calendar quarter, (i) 0.25% per annum, if the daily average of the sum of the Advances and Facility Letter of Credit Obligations outstanding during such quarter is 50% or more of the daily average Aggregate Commitment during such quarter or (ii) 0.35% per annum if the average of the sum of the Advances and Facility Letter of Credit Obligations outstanding during such quarter is less than 50% of the daily average Aggregate Commitment during such quarter.

4. Modification of Defined Terms. Article 1 of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing the first sentence of the definition of “Consolidated Gross Asset Value” with the following:

“Consolidated Gross Asset Value” means, as of any date, (i) the aggregate Net Operating Income for the four (4) most recent full fiscal quarters of Borrower for which financial results have been reported attributable to Projects owned by Borrower or another member of the Consolidated Group as of the last day of such period (excluding both Development Projects and 100% of the aggregate Net Operating Income attributable to any Projects not so owned for such four (4) most recent full fiscal quarters), divided by the Capitalization Rate, plus (ii) the cost basis value for any such Projects first acquired by Borrower or a member of the Consolidated Group during such four (4) consecutive full fiscal quarters, plus (iii) Cash and Cash Equivalents owned by the Consolidated Group on the last day of such most recent fiscal quarter, plus (iv) the Consolidated Group’s Pro Rata Share of the aggregate Net Operating Income for the four (4) most recent full fiscal quarters of Borrower for which financial results have been reported attributable to Projects owned by Investment Affiliates on the last day of such period (excluding Development Projects and 100% of the aggregate Net Operating Income attributable to any Projects not so owned for such four (4) most recent full fiscal quarters) divided by the Capitalization Rate, plus (v) the Consolidated Group Pro Rata Share of such the cost value basis of any Projects not so owned for such four (4) most recent full fiscal quarters by an Investment Affiliate, plus (vi) the cost value basis of all Development

Projects of Borrower or any other member of the Consolidated Group, as of the last day of such most recent fiscal quarter, plus (vii) the cost value basis of any Unimproved Land owned by Borrower or any other member of the Consolidated Group as of the last day of such most recent fiscal quarter.”

5. Generally. Section 2.1 of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing clause (ii) in its entirety with the following:

“(ii) cause the then-current Outstanding Facility Amount to exceed sixty percent (60%) of the then-current Borrowing Base Value;”

6. Applicable Margins. Section 2.3 of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing the “Leverage Ratio”, “LIBOR Applicable Margin” and “Base Rate Applicable Margin” chart in its entirety with the following:

Leverage Ratio	LIBOR Applicable Margin	Base Rate Applicable Margin
> 55% but < 60%	3.50%	0
> 50% but < 55%	3.00%	0
> 45% but < 50%	2.75%	0
<45%	2.50%	0

7. Borrowing Base Metropolitan Statistical Area. Section 2.22(i)(c) of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing the second bullet point in its entirety with the following:

“No one “Metropolitan Statistical Area” (as determined from time to time by the United States Office of Management and Budget) (“MSA”) may contain Qualifying Borrowing Base Properties that constitute in the aggregate 40% or more of total Borrowing Base Value, except that during the following periods, the New Jersey MSA may constitute a greater percentage of total Borrowing Base Value, provided that such percentage attributable to the New Jersey MSA does not exceed the following percentages of total Borrowing Base Value:

Period	New Jersey MSA as percentage of total Borrowing Base Value
Prior to 6/30/13	55%
7/1/13 to 6/30/14	45%
7/1/14 and after	40%

8. Eligible Borrowing Base Property. Section 2.22(ii) of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing the last paragraph of the subsection in its entirety with the following:

“If at any time the Administrative Agent shall determine that it does not have all of the Eligible Borrowing Base Property Qualification Documents, it shall promptly notify Borrower and request with specificity any missing documents. The Administrative Agent shall notify Borrower in writing within twenty (20) Business Days after it receives notice thereof and delivery of the Eligible Borrowing Base Property Qualification Documents related thereto if the Administrative Agent has approved the proposed Qualifying Borrowing Base Property and determined that it is an Eligible Borrowing Base Property. If the Administrative Agent notifies Borrower that such Project has been so approved to become a Qualifying Borrowing Base Property, then, as a condition precedent to such Project actually becoming a Qualifying Borrowing Base Property and being included in the Collateral, Borrower shall satisfy, or shall cause the applicable Subsidiary Guarantor owning such Project to satisfy, the following conditions (the “Collateral Inclusion Conditions”) with respect to such Project: (i) the applicable Subsidiary Guarantor owning such Project shall execute and deliver a Joinder Agreement with respect to the Subsidiary Guaranty, if such Subsidiary Guarantor has not already executed a Subsidiary Guaranty, together with the organizational documents and good standing and foreign qualification certificates referenced in Sections 4.1(b)(ii) and 4.1(b)(iii) with respect to any such new Subsidiary Guarantor, (ii) Borrower shall execute and deliver (and shall cause any intervening Subsidiaries owning, directly or indirectly, any Equity Interests in such the Subsidiary Guarantor owning such Project to execute and deliver) to the Administrative Agent all instruments, documents, or agreements, including a Collateral Assignment with respect to the Pledged Equity Interests in such owning Subsidiary Guarantor in substantially the same form as the Collateral Assignment attached as Exhibit G, consents and acknowledgments with respect to such Collateral Assignment from such owning Subsidiary Guarantor, membership, partnership and stock certificates, as applicable and blank transfer powers, as the Administrative Agent on behalf of the Lenders shall deem reasonably necessary or desirable to obtain and perfect a first priority security interest in, or Lien on, the Pledged Equity Interests in such owning Subsidiary Guarantor, and the other Collateral with respect thereto as described in the Collateral Assignment, if such documents have not previously been executed and delivered, (iii) cause the following documents with respect to such Substitute Collateral to be delivered, executed and/or filed: (A) a written opinion of the Borrower’s counsel addressed to the Lenders in a form reasonably satisfactory to the Administrative Agent regarding the documents described in clause (ii) above, (B) evidence that the applicable title company has committed to issue a title insurance policy insuring such Subsidiary Guarantor’s title to the real property constituting the Project in a form, and with such coverages and endorsements, as are all reasonably satisfactory to the Administrative Agent, including without limitation a so-called “mezzanine endorsement” in favor of the Administrative Agent for the benefit of the Lenders in an amount not less than 60% of the Borrowing Base Value attributable to such Substitute Collateral to the extent such an endorsement is authorized to be issued in the state in which such Project is located; provided, however, Administrative Agent may waive the mezzanine endorsement requirement if such proposed Qualifying Borrowing Base Property is located in a state in which the cost of issuing such mezzanine endorsement is more than nominal (in Administrative Agent’s sole discretion), and (C) UCC-1 financing statements evidencing and perfecting the security interest granted in the applicable Pledged Equity Interests, and (iv) execute and deliver to the Administrative Agent on behalf of the Lenders a written confirmation that, as of the date such additional Collateral is included in Collateral, all of the representations and warranties contained in Section 5.20 hereof are true and correct in all material respects with respect to such Qualifying Borrowing Base Property as if it were an Initial Borrowing Base Property. Administrative Agent and Borrower shall cooperate in good faith to document and satisfy the Collateral Inclusion Conditions as soon as reasonable possible after approval of Administrative Agent has been obtained.

9. Minimum Borrowing Base Size. Section 2.22(iii) of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing the last sentence with the following:

“Notwithstanding anything to the contrary in this Section 2.22(iii), no Qualifying Borrowing Base Property shall be released from the Borrowing Base Pool without Required Lender approval if such release will cause the Borrowing Base Pool to have fewer than five (5) Qualifying Borrowing Base Properties remaining or if it would reduce the Borrowing Base Value below $75,000,000.”

10. Extension of Maturity Date. The following shall be added as Section 2.23 to the Credit Agreement:

“2.23. Extension of Maturity Date. Borrower shall have one (1) option to extend the Facility Termination Date for a period of twelve (12) months, upon satisfaction of the following conditions precedent:

(i) As of the date of Borrower’s delivery of notice of its intent to exercise such option, and as of the initial Facility Termination Date, no Event of Default shall have occurred and be continuing and Borrower shall so certify in writing;

(ii) As of the date of Borrower’s delivery of notice of its intent to exercise such option, and as of the initial Facility Termination Date, all representations and warranties of Borrower are true and correct and Borrower shall so certify in writing;

(iii) Borrower shall provide Administrative Agent with written notice of the Borrower’s intent to exercise such option not more than ninety (90) or less than sixty (60) days prior to the initial Facility Termination Date; and

(iv) Borrower shall pay to the Administrative Agent for the account of the Lenders, along with Borrower’s notice of exercise of such option, an extension fee equal to one fifth of one percent (0.20%) of the then-current Outstanding Facility Amount.

11. Subsidiaries; Investment Affiliates. Section 5.7 of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing it in its entirety with the following:

“Direct Subsidiaries; Investment Affiliates. Schedule 1 hereto contains, an accurate list of all direct Subsidiaries of Parent Guarantor, setting forth their respective jurisdictions of incorporation or formation and the percentage of their respective capital stock or partnership or membership interest owned by Parent Guarantor. All of the issued and outstanding shares of capital stock of such direct Subsidiaries that are corporations have been duly authorized and issued and are fully paid and non-assessable. There are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any such direct Subsidiary. Schedule 6 hereto contains an accurate list of all Investment Affiliates of the Consolidated Group, including the correct legal name of such Investment Affiliate, the type of legal entity which each such Investment Affiliate is, and the type and amount of all equity interests in such Investment Affiliate held directly or indirectly by members of the Consolidated Group.”

12. Borrowing Base Leverage Ratio. Section 6.21(i) of the Credit Agreement shall be amended as of the Amendment Effective Date by replacing it in its entirety with the following:

“(i) the Borrowing Base Leverage Ratio to be greater than sixty percent (60%) at any time, unless Borrower cures such event as described and within the time period permitted under Section 2.8(b);”

13. Subsidiary Schedule. Schedule 1 of the Credit Agreement shall be amended as of the Amendment Effective Date by adding the following language after “Terreno Realty LLC”:

“, a Delaware limited liability company, 100% owned by Parent Guarantor”

14. References. Each of the parties hereby consents to all of the changes made to the Credit Agreement pursuant to this Amendment and agrees that each reference in the Loan Documents to the Credit Agreement shall deemed to be a reference to the Credit Agreement as amended by this Amendment.

15. Representations and Warranties. Borrower hereby remakes, as of the Amendment Effective Date, all of the representations and warranties of Borrower in Article 5 of the Credit Agreement and each reference therein to “the date hereof” or “the Agreement Execution Date” shall be deemed to be a reference to the Amendment Effective Date. Borrower hereby further represents and warrants to Administrative Agent and Lenders as follows:

a) This Amendment constitutes the legal, valid and binding obligation of Borrower, and is enforceable in accordance with its terms;

b) Except as expressly modified hereby, the Loan Documents are ratified and confirmed hereby, are in full force and effect, and Borrower has no defenses or offsets to the enforcement thereof or counterclaims which relate thereto;

c) Upon execution and delivery of this Amendment and satisfaction of the conditions to the effectiveness of this Amendment, to the best of Borrower’s knowledge, information and belief, no Default shall exist under the Loan Documents; and

d) Borrower and Guarantors all have full power and authority to execute this Amendment.

16. Governing Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to Federal laws applicable to national banks.

17. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute a single agreement.

18. Continued Effect. Other than as expressly amended herein, Borrower and Guarantors all agree that the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

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IN WITNESS WHEREOF, Borrower and the Lenders have executed this Amendment as of the date first above written.

TERRENO REALTY LLC, a Delaware limited liability company

By:	TERRENO REALTY CORPORATION, a
Maryland corporation, its sole member

	By:	/S/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Senior Vice President

Address for Notices:

16 Maiden Lane, Fifth Floor
San Francisco, CA 94108

KEYBANK NATIONAL ASSOCIATION,
Individually and as Administrative Agent

	By:	/S/ Joshua K. Mayers
Print Name: Joshua K. Mayers
Title: Vice President

127 Public Square, 8th Floor
OH-01-27-0839
Cleveland, Ohio 44114
Phone: 216-689-0213
Facsimile: 216-689-5819
Attention: Joshua Mayers
Joshua_Mayers@KeyBank.com

With a copy to:	KeyBank Real Estate Capital
Mailcode: OH-01-49-0424
4900 Tiedeman Rd.; 4th Floor NE Corner
Brooklyn, Ohio 44144-2302
Phone: 216-813-1603
Facsimile: 216-370-6206
Attention: John Hyland

PNC BANK, NATIONAL ASSOCIATION

By:	/S/ Nicolas Zitelli
Print Name: Nicolas Zitelli
Title: Assistant Vice President

500 First Avenue, MSP7-PFSC-04-V
Pittsburgh, Pennsylvania 15219
Phone: 412-768-5361
Facsimile: 412-705-2125
Attention: Anna M. Stepnick
Email: anna.stepnick@pnc.com

UNION BANK, N.A.

By:	/S/ Jack Kissane
Print Name: Jack Kissane
Title:Vice President

145 South State College Boulevard, Suite 600
MC 4-35A-379
Brea, California 92821
Phone: 714-990-7467
Facsimile: 949-752-8372
Attention: Cassandra Schraff
Email: cassandra.schraff@unionbank.com

The undersigned, being the Parent Guarantor under the Credit Agreement, hereby consents to and approves of this Amendment and agrees that the Parent Guaranty shall continue in full force and effect.

TERRENO REALTY CORPORATION a Maryland corporation

By:	/S/ Jaime J. Cannon
Print Name: Jaime J. Cannon
Title: Senior Vice President

Terreno Realty Corporation
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
Attention: Jaime Cannon
Telephone: (415) 655-4593
Facsimile: (415) 655-4599

The undersigned, being all of the Subsidiary Guarantors under the Credit Agreement immediately prior to the Amendment Effective Date hereby consent to and approve of this Amendment and agree that the Subsidiary Guaranty shall continue in full force and effect.

TERRENO RIALTO LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
Print Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO INTERSTATE LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
Print Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO MALTESE LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
Print Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO FORTUNE/QUME LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
Print Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO WARM SPRINGS I/II LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

		By:	/S/ Jaime J. Cannon
Print Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO 630 GLASGOW LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO AHERN LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO 70TH AVENUE LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO DELL LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Senior Vice President

TERRENO 8730 BOLLMAN LLC, a Delaware limited liability company

By:	TERRENO REALTY LLC, a Delaware
limited liability company, its Manager

	By:	TERRENO REALTY
CORPORATION, a Maryland
corporation, its sole member

	By:	/S/ Jaime J. Cannon
Name: Jaime J. Cannon
Title: Senior Vice President